REVOCABLE PROXY

                           MUTUALFIRST FINANCIAL, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                          [____________________], 2000

         The undersigned hereby appoints the Board of Directors of MutualFirst Financial, Inc. ("MutualFirst"), and its successors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of MutualFirst which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held on [______________], 2000, at [__________________________________] located at
[__________________________________]  at [__:__] [_].m.,  local time, and at any and all adjournments thereof, as follows:


         I. The approval of an Agreement and Plan of Merger by and between MutualFirst Financial, Inc. and Marion Capital Holdings, Inc., dated June 7, 2000 and the approval of the issuance of shares of MutualFirst common stock in the merger.

                   FOR               AGAINST         ABSTAIN
                   ---                 ---             ---
                  |   |               |   |           |   |
                   ---                 ---             ---


         II. The ratification of the adoption of the 2000 Stock Option and Incentive Plan.

                   FOR               AGAINST         ABSTAIN
                   ---                 ---             ---
                  |   |               |   |           |   |
                   ---                 ---             ---


         III. The ratification of the adoption of the 2000 Recognition and Retention Plan.

                   FOR               AGAINST         ABSTAIN
                   ---                 ---             ---
                  |   |               |   |           |   |
                   ---                 ---             ---


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The shareholder may revoke this proxy at any time before it is voted by: (1) filing with the Corporate Secretary of MutualFirst at or before the Meeting a written notice of revocation bearing a later date than the proxy; (2) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of the MutualFirst at or before the Meeting; or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of the attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned  acknowledges  receipt from  MutualFirst,  prior to the
execution  of  this  proxy,   of  Notice  of  the  Meeting  and  a  Joint  Proxy
Statement/Prospectus.




               Dated:  ________________________




               ------------------------------       ----------------------------
               PRINT NAME OF SHAREHOLDER            PRINT NAME OF SHAREHOLDER



               ------------------------------       ----------------------------
               SIGNATURE OF SHAREHOLDER             SIGNATURE OF SHAREHOLDER


                                            Please  sign  exactly  as your  name
                                            appears  above  on this  card.  When
                                            signing   as   attorney,   executor,
                                            administrator,  trustee, guardian or
                                            corporate  officer  please give your
                                            full  title.   If  shares  are  held
                                            jointly, each holder should sign.


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        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                         THE ENCLOSED POSTAGE-PAID ENVELOPE
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                                                     YES                 NO
I Plan to attend the MutualFirst Financial, Inc.      _                  _
Meeting.                                             |_|                |_|